UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2024

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway #6434

Albany NY 12207

(Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIAU	The Nasdaq Stock Market, LLC

Class A Ordinary Share, par value $0.0001 per share	HAIA	The Nasdaq Stock Market, LLC

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIAW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 23, 2024, Healthcare AI Acquisition Corp. (the “Company”) issued one unsecured promissory note (the “Note”) in an amount of $350,000, to Leading Group Limited, a Cayman Islands exempted company with limited liability (“LEADING”), for a loan to the Company from LEADING for working capital purposes. As previously reported on August 15, 2024, the Company entered into a business combination agreement with Leading Partners Limited, a Cayman Islands exempted company and LEADING for purposes of completing a business combination (“Business Combination “).

The Note does not bear interest and matures upon closing of the Business Combination by the Company. In the event of a liquidation, all amounts due under the Note shall be repaid in cash. In the event of a Business Combination, the Note may be repaid, at LEADING’s discretion, (i) in cash or (ii) converted into the Company’s Class A ordinary shares, $0.0001 par value per share, at a share price of Ten Dollars ($10.00) per share.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Promissory Note, dated August 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Dated: August 26, 2024	By:	/s/ Jiande Chen
Name: Jiande Chen
Title: Chief Executive Officer

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